MERRILL LYNCH
                                                              U.S. TREASURY
                                                              MONEY FUND

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Annual Report
                                                              November 30, 1999

Merrill Lynch U.S. Treasury Money Fund                         November 30, 1999

DEAR SHAREHOLDER

For the year ended November 30, 1999, Merrill Lynch U.S. Treasury Money Fund paid shareholders a net annualized dividend of 3.93%.* For the six-month period ended November 30, 1999, Merrill Lynch U.S. Treasury Money Fund paid shareholders a net annualized dividend of 3.90%.* The Fund's 7-day yield as of November 30, 1999 was 4.02%.

The average portfolio maturity for Merrill Lynch U.S. Treasury Money Fund at November 30, 1999 was 68 days, compared to 80 days as of May 31, 1999.

The Environment

During the six-month period ended November 30, 1999, US economic growth continued strengthening while inflationary pressures remained contained. The US financial markets were volatile, as stock prices declined for the third consecutive month in September, but then rebounded in October and advanced on a technology-driven rally in November. Significant strength in small-capitalization stocks also emerged in November, particularly in the small cap growth sector as reflected in the +10.57% rise in the unmanaged Russell 2000 Growth Index.

Throughout the latter half of the period, investor psychology was mixed as to whether the Federal Reserve Board would increase interest rates for the third time this year. At its meeting on November 16, 1999, the central bank announced its move to tighten 25 basis points (0.25%), essentially putting short-term interest rates back to where they were before the three quarter-point cuts that were made last fall. Favorable technical conditions in short-term Treasury bills caused the front end of the yield curve to steepen. During this period, we maintained an average maturity in the 70-day range in order to take advantage of higher yields. Although long-term bond yields also increased during the period, investors appeared to accept that the move by the Federal Reserve Board would contain inflationary pressure. However, this view may not hold if economic growth continues unabated in the New Year.

In Conclusion

We thank you for your investment in Merrill Lynch U.S. Treasury Money Fund, and we look forward to reviewing our investment strategy and outlook with you in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Jacqueline Rogers

Jacqueline Rogers
Vice President and Portfolio Manager

January 3, 2000


* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

Merrill Lynch U.S. Treasury Money Fund                         November 30, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                                     Face     Interest     Maturity
Issue                               Amount      Rate*        Date       Value
------------------------------------------------------------------------------
US Government Obligations--100.1%
------------------------------------------------------------------------------
US Treasury Bills                   $  916      4.75 %     12/02/99    $   916
                                     1,217      4.77       12/02/99      1,217
                                       200      4.785      12/02/99        200
                                     2,000      4.80       12/02/99      2,000
                                       452      4.55       12/09/99        452
                                       500      4.68       12/09/99        499
                                       100      4.72        1/06/00        100
                                     1,000      4.735       1/06/00        995
                                       550      4.775       1/06/00        547
                                     3,000      4.80        1/06/00      2,986
                                       353      4.895       1/06/00        351
                                       133      4.91        1/06/00        132
                                       855      4.80        1/13/00        850
                                     1,500      5.285       1/13/00      1,490
                                     3,000      5.17        1/20/00      2,979
                                       207      5.20        1/20/00        206
                                     2,000      4.95        1/27/00      1,984
                                     1,614      4.97        1/27/00      1,601
                                     2,000      4.98        1/27/00      1,984
                                       538      4.945       2/03/00        533
                                       112      5.045       2/10/00        111
                                       885      5.085       2/10/00        876
                                       146      4.81        3/02/00        144
                                     1,727      5.15        3/02/00      1,704
                                       154      4.91        3/09/00        152
                                     1,000      4.83        3/30/00        983
                                     2,000      5.155       3/30/00      1,966
                                     2,000      4.91        4/06/00      1,964
                                       213      5.06        4/20/00        209
                                     1,000      5.05        4/27/00        978
                                       124      5.095       4/27/00        121
                                       527      5.22        5/04/00        515
------------------------------------------------------------------------------
US Treasury Notes                    1,500      5.375       1/31/00      1,500
                                     3,642      7.75        1/31/00      3,656
                                     1,500      5.875       2/15/00      1,501
                                     2,500      5.50        2/29/00      2,500
                                       474      5.50        3/31/00        474
                                       500      5.625       4/30/00        500
                                       200      4.00       10/31/00        197
                                       200      4.625      12/31/00        197
------------------------------------------------------------------------------
Total US Government Obligations
(Cost--$42,281) ....................................................    42,270
------------------------------------------------------------------------------
Total Investments (Cost--$42,281)--100.1% ..........................    42,270

Liabilities in Excess of Other Assets--(0.1%) ......................       (29)
                                                                       -------
Net Assets--100.0% .................................................   $42,241
                                                                       =======
------------------------------------------------------------------------------

* US Treasury Bills are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
      US Treasury Notes bear interest at the rates shown, payable at fixed rates upon maturity.

      See Notes to Financial Statements.

Merrill Lynch U.S. Treasury Money Fund                         November 30, 1999

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of November 30, 1999

Assets:                Investments, at value (identified cost--$42,280,983*) ...............               $42,269,519
                       Receivables:
                         Interest ..........................................................   $ 191,469
                         Investment adviser ................................................      24,257
                         Beneficial interest sold ..........................................       2,000       217,726
                                                                                               ---------
                       Prepaid registration fees and other assets ..........................                    55,200
                                                                                                           -----------
                       Total assets ........................................................                42,542,445
                                                                                                           -----------
----------------------------------------------------------------------------------------------------------------------
Liabilities:           Payables:
                         Beneficial interest redeemed ......................................     141,604
                         Distributor .......................................................      18,477       160,081
                                                                                               ---------
                       Accrued expenses and other liabilities ..............................                   141,633
                                                                                                           -----------
                       Total liabilities ...................................................                   301,714
                                                                                                           -----------
----------------------------------------------------------------------------------------------------------------------
Net Assets:            Net assets ..........................................................               $42,240,731
                                                                                                           ===========
----------------------------------------------------------------------------------------------------------------------
Net Assets             Shares of beneficial interest, $.10 par value, unlimited number of ..
Consist of:            shares authorized ...................................................               $ 4,225,220
                       Paid-in capital in excess of par ....................................                38,026,975
                       Unrealized depreciation on investments--net .........................                   (11,464)
                                                                                                           -----------
                       Net assets--Equivalent to $1.00 per share based on 42,252,195 shares
                       of beneficial interest outstanding ..................................               $42,240,731
                                                                                                           ===========
----------------------------------------------------------------------------------------------------------------------

      * As of November 30, 1999, net unrealized depreciation for Federal income tax purposes amounted to $11,464, of which $3,970 related to appreciated securities and $15,434 related to depreciated securities. The aggregate cost of investments at November 30, 1999 for Federal income tax purposes was $42,280,983.

            See Notes to Financial Statements.

Statement of Operations

                                                                                                    For the Year Ended
                                                                                                     November 30, 1999
----------------------------------------------------------------------------------------------------------------------
Investment Income:     Interest and amortization of premium and discount earned ............               $ 2,488,585
----------------------------------------------------------------------------------------------------------------------
Expenses:              Investment advisory fees ............................................  $  264,197
                       Professional fees ...................................................      87,624
                       Trustees' fees and expenses .........................................      72,828
                       Distribution fees ...................................................      65,533
                       Registration fees ...................................................      46,701
                       Accounting services .................................................      40,218
                       Transfer agent fees .................................................      26,175
                       Printing and shareholder reports ....................................       8,483
                       Custodian fees ......................................................       8,460
                       Other ...............................................................       3,140
                                                                                              ----------
                       Total expenses before reimbursement .................................     623,359
                       Reimbursement of expenses ...........................................    (184,938)
                                                                                              ----------
                       Total expenses after reimbursement ..................................                   438,421
                                                                                                           -----------
                       Investment income--net ..............................................                 2,050,164
                                                                                                           -----------
----------------------------------------------------------------------------------------------------------------------
Realized & Unreal-     Realized gain on investments--net ...................................                    10,661
ized Gain (Loss) on    Change in unrealized appreciation/depreciation on investments--net ..                   (23,555)
Investments--Net:                                                                                          -----------
                       Net Increase in Net Assets Resulting from Operations ................               $ 2,037,270
                                                                                                           ===========
----------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch U.S. Treasury Money Fund                         November 30, 1999

FINANCIAL INFORMATION (concluded)

Statements of Changes in Net Assets

                                                                                                    For the Year Ended November 30,
                                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                                        1999            1998
-----------------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net .......................................................   $  2,050,164   $   2,306,803
                     Realized gain on investments--net ............................................         10,661          30,536
                     Change in unrealized appreciation/depreciation on investments--net ...........        (23,555)         13,276
                                                                                                      ------------   -------------
                     Net increase in net assets resulting from operations .........................      2,037,270       2,350,615
                                                                                                      ------------   -------------
-----------------------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net .......................................................     (2,050,164)     (2,306,803)
Distributions to     Realized gain on investments--net ............................................        (10,661)        (30,536)
Shareholders:                                                                                         ------------   -------------
                     Net decrease in net assets resulting from dividends and
                     distributions to shareholders ................................................     (2,060,825)     (2,337,339)
                                                                                                      ------------   -------------
-----------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest  Net proceeds from sale of shares .............................................    133,775,070     123,393,263
Transactions:        Net asset value of shares issued to shareholders in reinvestment
                     of dividends and distributions ...............................................      2,052,615       2,326,904
                                                                                                      ------------   -------------
                                                                                                       135,827,685     125,720,167
                     Cost of shares redeemed ......................................................   (139,671,202)   (129,368,113)
                                                                                                      ------------   -------------
                     Net decrease in net assets derived from beneficial interest transactions .....     (3,843,517)     (3,647,946)
                                                                                                      ------------   -------------
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total decrease in net assets .................................................     (3,867,072)     (3,634,670)
                     Beginning of year ............................................................     46,107,803      49,742,473
                                                                                                      ------------   -------------
                     End of year ..................................................................   $ 42,240,731   $  46,107,803
                                                                                                      ============   =============
-----------------------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                                  For the Year Ended November 30,
                                                                              --------------------------------------------------
Increase (Decrease) in Net Asset Value:                                        1999       1998       1997       1996       1995
---------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ..................... $  1.00    $  1.00    $  1.00    $  1.00   $  1.00
Operating                                                                     -------    -------    -------    -------   -------
Performance:         Investment income--net .................................   .0386      .0453      .0451      .0447     .0484
                     Realized and unrealized gain (loss) on investments--net   (.0002)     .0009      .0002      .0003     .0009
                                                                              -------    -------    -------    -------   -------
                     Total from investment operations .......................   .0384      .0462      .0453      .0450     .0493
                                                                              -------    -------    -------    -------   -------
                     Less dividends and distributions:
                       Investment income--net ...............................  (.0386)    (.0453)    (.0451)    (.0447)   (.0484)
                       Realized gain on investments--net ....................  (.0002)    (.0006)    (.0003)    (.0004)   (.0004)
                                                                              -------    -------    -------    -------   -------
                     Total dividends and distributions ......................  (.0388)    (.0459)    (.0454)    (.0451)   (.0488)
                                                                              -------    -------    -------    -------   -------

                        Net asset value, end of year ........................ $  1.00    $  1.00    $  1.00    $  1.00   $  1.00
                                                                              =======    =======    =======    =======   =======
                        Total investment return .............................    3.93%      4.66%      4.65%      4.70%     4.98%
                                                                              =======    =======    =======    =======   =======
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses, net of reimbursement .........................     .83%       .75%       .78%       .77%      .83%
Net Assets:                                                                   =======    =======    =======    =======   =======
                     Expenses ...............................................    1.18%      1.10%      1.13%      1.12%     1.18%
                                                                              =======    =======    =======    =======   =======
                     Investment income and realized gain
                     on investments--net ....................................    3.90%      4.60%      4.57%      4.55%     4.89%
                                                                              =======    =======    =======    =======   =======
---------------------------------------------------------------------------------------------------------------------------------
Supplemental Data:   Net assets, end of year (in thousands) ................. $42,241    $46,108    $49,742    $47,945   $56,318
                                                                              =======    =======    =======    =======   =======
---------------------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch U.S. Treasury Money Fund                         November 30, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch U.S. Treasury Money Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no load, diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of variable rate securities is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily net assets of the Fund.

For the year ended November 30, 1999, MLAM earned fees of $264,197, of which $184,938 was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee at the end of each month at the annual rate of .125% of the average daily net assets of the Fund. This fee is to compensate MLFD for the services it provides and the expenses

Merrill Lynch U.S. Treasury Money Fund                         November 30, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

borne by MLFD under the Distribution Agreement. As authorized by the Plan, MLFD has entered into an agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") which provides for the compensation of MLPF&S for providing distribution-related services to the Fund. Such services relate to the sale, promotion, and marketing of the shares of the Fund. For the year ended November 30, 1999, MLFD earned $65,533 under the Plan, all of which was paid to MLPF&S pursuant to the agreement.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch U.S. Treasury Money Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch U.S. Treasury Money Fund as of November 30, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch U.S. Treasury Money Fund as of November 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 3, 2000

Merrill Lynch U.S. Treasury Money Fund                         November 30, 1999

IMPORTANT TAX INFORMATION (unaudited)

None of the ordinary income distributions paid daily by Merrill Lynch U.S. Treasury Money Fund during its fiscal year ended November 30, 1999 qualify for the dividends-received deduction for corporations. Additionally, there were no long-term capital gains distributed by the Fund during the year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed at right are the percentages of total assets of the Fund invested in Federal obligations as of the end of each quarter of the fiscal year.

--------------------------------------------------------------------------------
                                                                     Percentage
                                                                     Of Federal
For the Quarter Ended                                               Obligations*
--------------------------------------------------------------------------------
February 28, 1999 ..........................................              98.73%
May 31, 1999 ...............................................              99.03%
August 31, 1999 ............................................              98.41%
November 30, 1999 ..........................................              99.67%
--------------------------------------------------------------------------------

Of the Fund's ordinary income dividends paid during its fiscal year ended November 30, 1999, 99.54% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro rata basis.

Please retain this information for your records.

* For purposes of this calculation, Federal obligations include US Treasury Notes, US Treasury Bills and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
M. Colyer Crum, Trustee
Laurie Simon Hodrick, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Arthur Zeikel, Trustee
Kevin J. McKenna, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Jacqueline Rogers, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

================================================================================
Donald Cecil and Edward H. Meyer, Trustees of Merrill Lynch U.S. Treasury Money Fund have recently retired. The Fund's Board of Trustees wishes Mr. Cecil and Mr. Meyer well in their retirements.
================================================================================

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the US Government. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
U.S. Treasury Money Fund
Box 9011
Princeton, NJ
08543-9011                                                        #13966--11/99

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